Exhibit 99.2

Cardio Diagnostics Holdings, Inc. to List on Nasdaq Following Successful Business Combination

with Mana Capital Acquisition Corp.

Cardio Diagnostics Holdings, Inc. Scheduled to Commence Trading on NASDAQ

Under the Ticker Symbol “CDIO”

CHICAGO, IL (October 26, 2022) – Cardio Diagnostics Holdings, Inc. ("Cardio" or the “Company”), a pioneering precision cardiovascular medicine company at the intersection of epigenetics and artificial intelligence whose products enable improved prevention, early detection and treatment of cardiovascular disease, today announced the completion of its business combination (the “Business Combination”) with Mana Capital Acquisition Corp. (Nasdaq: MAAQU; MAAQ; MAAQW; MAAQR) (“Mana Capital”), a publicly traded special purpose acquisition company.

The transaction was approved at a special meeting of Mana Capital stockholders held on Tuesday, October 25, 2022. Mana Capital’s stockholders also voted to approve all other proposals presented at the special meeting. Mana Capital’s Board of Directors had previously approved the business combination and recommended that its stockholders vote in favor of it and all of the proposals relating to the business combination.

The combined company will operate under the name “Cardio Diagnostics Holdings, Inc.,” and will be led by Chief Executive Officer Meeshanthini (Meesha) Dogan, Ph.D., and the rest of its current management team. Commencing at the open of trading on or about October 26, 2022, on the Nasdaq Capital Market, Cardio’s common stock and public warrants are expected to commence trading under the new trading symbols “CDIO” and “CDIOW,” respectively. The warrant exercise price for each Cardio warrant is $11.50.

Cardio’s mission is to help physicians better detect and treat cardiovascular disease, the leading cause of death in the United States. At the core of its cardiovascular solutions is a proprietary Integrated Genetic-Epigenetic Engine™ created at the University of Iowa by company founders Meesha Dogan, Ph.D., and Robert Philibert, MD, Ph.D. This technology enables the development of a series of tests for precision prevention, early detection, and assists in personalized treatment of major types of cardiovascular diseases and associated co-morbidities.

“Heart disease prevention initiatives can deliver significant value across the healthcare continuum, but the key is that they must be evidence-based,” said Meesha Dogan, Ph.D., the CEO and Co-Founder of Cardio. “What’s clear from our research is that we’re missing a significant opportunity to prevent heart disease at scale. Key healthcare stakeholders can successfully reduce the incidence of heart disease in America and across the globe, by radically reconsidering the current standard of cardiovascular care. We look forward to working with them to drive adoption of an objective approach to cardiovascular care that is more robust and patient-centric.”

Mana Capital Chairman Jonathan Intrater stated, “We are very pleased to have combined with Cardio and created a publicly listed company set to transform cardiovascular disease through epigenetics. Cardio is the first company to develop and commercialize epigenetics-based clinical tests for cardiovascular disease that have clear value for patients, clinicians, hospitals/health systems, and payors.”

To celebrate the successful completion of the business combination, members of Cardio’s leadership team will ring the closing bell at the Nasdaq Stock Market at 4:00 p.m. Eastern Time on November 3, 2022.

Advisors

The Benchmark Company LLC acted as the financial advisor to Mana Capital and Becker & Poliakoff LLP served as legal advisor to Mana Capital.

Shartsis Friese LLP served as legal advisor to Cardio.

About Cardio Diagnostics

Cardio Diagnostics is a biotechnology company that makes cardiovascular disease prevention and early detection more accessible, personalized, and precise. The Company was formed to further develop and commercialize a proprietary Artificial Intelligence (AI)-driven Integrated Genetic-Epigenetic EngineTM (“Core Technology”) for cardiovascular disease to become one of the leading medical technology companies for enabling improved prevention, early detection, and assists in treatment of cardiovascular disease. For more information, please visit www.cardiodiagnosticsinc.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to the business combination between Mana Capital and Cardio. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predict,” “potential,” “continue,” “strategy,” “future,” “opportunity,” “would,” “seem,” “seek,” “outlook” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this press release. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and they must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. These forward-looking statements include, without limitation, the combined company’s expectations with respect to financial results, future performance, development and commercialization of products and services, the potential benefits and impact of combined company’s products and services, potential regulatory approvals, anticipated financial impacts and other effects of the business combination on the combined company’s business, and the size and potential growth of current or future markets for the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the combined company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the success, cost and timing of the combined company’s product development and commercialization activities, including the degree that Epi+Gen CHD™, Cardio’s initial test, is accepted and adopted by patients, healthcare professionals and participants in other key channels; the impact of COVID-19 on the combined company’s business; the inability to maintain the listing of the combined company’s common stock on the Nasdaq following the business combination; the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the inability of the combined company to raise financing in the future; the inability of the combined company to obtain and maintain regulatory clearance or approval for its tests, and any related restrictions and limitations of any cleared or approved product; the inability of the combined company to identify, in-license or acquire additional technology; the inability of the combined company to maintain its existing or future license, manufacturing, supply and distribution agreements; the inability of the combined company to compete with other companies currently marketing or engaged in the development of products and services that could serve the same or similar functions are the combined company’s products and services; the size and growth potential of the markets for the combined company’s products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the combined company’s products and services and reimbursement for medical tests conducted using the combined company’s products and services; the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in the combined company’s other filings with the Securities and Exchange Commission. The combined company cautions readers that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The combined company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact Information

Investors:

Meesha Dogan, Ph.D.

CEO

855-226-9991

investors@cardiodiagnosticsinc.com

Media & Public Relations:

Khullani Abdullahi

651-208-9323

pr@cardiodiagnosticsinc.com